David Blackford
CEO & President
California Bank & Trust
December 1, 2009
Portfolio and Performance Update

Page *
CB&T Overview
® $11 billion in assets
® 116 branches
 throughout California
® $9.2 billion in loans
® $9.4 billion in
 deposits
® Accomplished
 management team
 in place for last 10
 years

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Bank Performance
® Loans:
 ➢ Modest growth since 2004 (less than 3% organic CAGR)
® Deposits:
 ➢ 32% DDA, 80% core deposits1
 ➢ Stable, low cost deposit base to relationship customers
® Profitability:
 ➢ YTD NIM of 4.76% -among the highest in the country (92nd
 percentile)(2)
 ➢ Flat expenses since 2004 provide strong operating efficiency (88th percentile) (2)
® Strategic Growth:
 ➢ Low risk expansion thru 2 FDIC assisted acquisitions in 2009
(1) Excludes all CDs and Foreign Deposits
(2) Source: SNL Financial Sept 09 YTD. Compared to coml.. banks with assets
 >$2.0B. Adj. for FDIC Insurance Assessment and Alliance and Vineyard acq.

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Credit Metrics
	2008	Sept. 2009 YTD
Non-accrual Loans / Loans	1.72	2.75
Net Charge-offs / Avg Loans	0.78	1.79	Provision 156 bp higher than NCO: Result = $95MM reserve build 2009
Loan Loss Provision / Avg Loans	1.05	3.35
ACL / NPLs	98.6	107.0	Over 100% coverage
ACL / Loans	1.69	2.94
® Strong core operating earnings have enabled us to build reserves and expediently dispose of real estate assets in weaker markets
® Credit deterioration has been manageable
Data excludes FDIC Supported Assets
Sept YTD charge-offs and provision annualized for ratios

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California Housing Overview
® Improving demand for finished lots in all Western
 markets
 ➢ Lot prices increasing as inventory contracts
® Very recent signs of SFR stabilization appearing
 ➢ October 2009 year over year SFR price increase for
 Orange County, San Diego, and the Bay Area, with LA
 decline in single digits.
 ➢ Affordability much improved following 30-40% price
 declines from peak
® Entitled land demand remains soft, although prices
 expected to firm as finished lot inventory reduces

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California Commercial Overview
® Valuation declines driven by:
 ➢ Rising Cap rates
 ➢ Increase in vacancy rates across all product types
 ➢ Rental rate declines and larger concessions
® Current prices off 40% from 2007 peak (Moody’s REAL Cml.
 PPI Index)
® No safe haven - all product types affected
® Huge wave of CMBS and bank loans maturing that
 will not qualify for refinance
® CBT proactively identifying at-risk projects to
 resolve

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® Lending practices have constrained problem loan
 migration and limited loss exposure
® Careful Loan Origination
 ➢ Strong initial underwriting
 ➢ LTV maintenance
 ➢ Remargin requirements
 ➢ Market and loan diversification
 ➢ Borrower financial capacity to support project
® Rigorous Loan Management
 ➢ Early problem recognition
 ➢ Reappraise and remargin - first mover advantage
 ➢ Concentrated efforts to reduce exposure
 ➢ Solution oriented
 ➢ Intense executive management involvement and support
CBT’s Lending Philosophy

$9,000
$6,000
$3,000
$0
$MM
$5,708
$6,129
$6,350
$7,132
$7,671
$8,092
$7,792
$7,867
$7,850
$829
2001
2002
2003
2004
2005
2006
2007
2008
2009 Sept YTD
CBT
FDIC Supported

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Loan Growth
Average loans ($MM)

CBT Loan Portfolio

Outstandings of 9/30/09 *

Total Loan outstandings= $7.7 billion

C&I
23%
Mortgage 1st TD
13%
Home Equity
5%
Residential Construction
6%
Commercial Construction
9%
Commercial Term
22%
Owner Occupied RE
22%

* Excludes FDIC supported assets

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C&I
23%
Mortgage
1st TD
13%
Home
Equity
5%

- Purchased conforming pools and jumbo/conforming loans for CBT customers
- **2009 annualized loss rate: 0.3%**
- 9/09 NPL = 2.5% of total mortgage

Home Equity

- Bank originated portfolio for CBT existing customer base
- 2009 annualized loss rate: 0.7%

C&I

- Acceptable portfolio performance during downturn
- CO as % portfolio total 30-33 bp 2007 -2008. 2009 CO = 1.26% Sept YTD annualized

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CBT Loan Portfolio
Outstandings of 9/30/09
1st TD Mortgages

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CBT Loan Portfolio
Outstandings of 9/30/09
Owner Occupied Real
 Estate
 ➢ Well secured smaller loans
 ➢ Diversification by product
 and geography
 ➢ Largely plain vanilla RE
SBA 504
 ➢ Problems arising from
 business failures
 ➢ 504 NPLs to total at 9/30 =
 6.2%.
 ➢ Loss content mitigated by
 60% LTV/LTC at origination
 ➢ CO = .32% total 2008, 1.1%
 2009 Sept YTD annualized

Residential Const. 6%
Commercial Const. 9%
Commercial Term 22%

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CBT Loan Portfolio
Outstandings of 9/30/09
Commercial Real Estate
 ➢ Specialized RE lending group
 for construction and larger
 term
 ➢ Branch and Cml. network
 originations small investor
 miniperms with strong
 guarantees
 ➢ Portfolio within targets for
 market and product
 diversification
 ➢ Substantial reductions in at-
 risk product types
 ➢ Construction outstandings down
 $575MM (35%) from 12/31/07

Total Commercial RE Loan outstandings= $2.85 billion

Res. Lots & Homes 16%
Apartment 21%
Office 14%
Industrial 14%
Retail 19%
Hotel/Motel 3%
Other 13%

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CBT Commercial RE Loan Portfolio
Product Outstandings as of 9/30/09
* Excludes FDIC supported assets
Well Diversified Product Mix

70%
60%
50%
40%
30%
20%
% Total loans
53%
54%
55%
58%
57%
56%
60%
61%
63%
63%
64%
48%
46%
46%
42%
43%
44%
40%
39%
37%
37%
36%
Dec 00
Dec 01
Dec 02
Dec 03
Dec 04
Dec 05
Dec 06
Dec 07
June 08
Dec 08
Sept 09
CRE
All other loans

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CBT Commercial RE Loan Portfolio
CRE as a % of Total Loans

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CBT Residential Lot and Home Builder Portfolio
Outstandings as of 9/30/09
Residential Builder
portfolio = $467M OS
➢ Current market conditions
 showing improvement
➢ Growing demand for finished
 developed lots
 ➢ Multiple offers from major
 homebuilders on lot sales
➢ Significant success in managing
 through residential downturn
➢ Remaining portfolio manageable
 with selected new originations
 for developments with solid
 market conditions and low LTC

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$MM
$2,783
$643
96.5% of reduction from home sales, remargin payments, cancelled commitments
3.5% from charge-offs ($76MM)
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Sep-09
Total Residential Cmts.

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Residential Construction Commitment Declines
$2.1 billion ê

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Commercial Construction and Term Real Estate
® CBT’s commercial
 strategy has mitigated
 impact
 ➢ Utilize refinancing interest
 rates for initial underwriting
 ➢ 55-70% LTV at origination -
 Sponsorship with solid equity
 and remargin requirements
® Originations spread over 10
 year period
® Reappraisal stress primarily
 limited to 2006-2007 vintages

9.00%
8.50%
8.00%
7.50%
7.00%
6.50%
6.00%
2007
2008
2009-1Q
2009-3Q
Office
Retail
Industrial
Apartment

Page *
Capitalization Rate Trends
Source: CB Richard Ellis, Inc., Market View

$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
$MM
250
200
150
100
50
0
Index, base = 100
Reduced originations during rising price appreciation
Cml. Price index
Prior 2005
2005
2006
2007
2008
2009 YTD

Source: Price appreciation data Moody's Cml. PPI

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Commercial Term Originations
 Asset value declines = opportunity for better
 structure and pricing = increase in CBT loan
 originations 2nd half 2008

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Commercial Construction Real Estate
® Completed cash-flowing projects represent bulk of
 commercial construction exposure (which is less than
 10% CBT loan total)
➢ Interest reserve use limited to construction period
 ➢ Cash flow sweeps or out-of-pocket payments cover interest for completed projects
 ➢ No increases to loan amount to repack interest reserves
➢ Over 90% of watch credits reappraised during 2009
➢ Commercial construction disposition strategy mirrors
 successful residential efforts
 ➢ Identify at-risk projects
 ➢ Reappraise, restructure and remargin
 ➢ Dispose at market-clearing prices

$600
$500
$400
$300
$200
$100
$0
$MM
$260
$320
$116
$312
$167
$357
$49
$364
$11
$128
$142
$206
Multifamily
Office
Retail
Industrial
Motel
Other
Term
Construction

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Product Summary - Commercial RE
Outstandings as of 9/30/09
David note:
Construction
“Other”
comprised of
Cml. land =
$103MM

$MM
$60
$50
$40
$30
$20
$10
$0
$1
$7
$9
$12
$11
$17
$21
$10
$37
$55
Mar 08
Jun 08
Sept 08
Dec 08
Mar 09
June 09
Sept 09
CBT
FDIC Supported

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OREO
CBT OREO exposure low due to
ability and willingness to react at
market clearing prices via note
sales prior to foreclosure or rapidly
following transfer to OREO
3Q 09 exposure
reduced by $8MM 11/09

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FDIC Failed Bank Acquisitions
® February 2009 - Alliance Bank headquartered in Culver
 City, CA
 ➢ $925MM loans, five branches
 ➢ Successful integration onto CBT platform
 ➢ Removed brokered and money desk CDs
 ➢ $264MM or 28% resolved in first seven months
® July 2009 - Vineyard Bank HQ in Corona, CA
 ➢ $1.3 billion loans, 16 branches
 ➢ $146MM bargain purchase price
 ➢ Strengthens CBT’s franchise in eastern LA and the stronger western portion of Inland Empire (CBT to keep 13 branches)
 ➢ CBT investing in branch network
 ➢ Platform for business and commercial banking expansion

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Conclusion
® Core franchise operating very profitability
® One of the highest NIMs for a bank our size,
 coupled with a low efficiency ratio, results in high pre-
 tax, pre-provision operating income to absorb credit
 costs
 ➢ Significant reserve build 2009 ($94MMM Sept YTD)
® CBT business strategy effectively implemented
 ➢ Moderate 10 year growth (CAGR 5.0%)
 ➢ Disciplined underwriting and loan management
 ➢ Reality based approach to problem loan identification
 and resolution

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2010 Look forward
® 2010 expected to be transitional year
® However, scrubbed real estate portfolio and
 commercial loan growth sets stage for
 improvement late 2010 and into 2011
® Counter-cyclical lending opportunities provide
 excellent structure and improved pricing
® CBT projected to emerge early and strong
 from current downturn